Redeemable Preferred Units	6 Months Ended
Jun. 30, 2020
Temporary Equity Disclosure [Abstract]
Redeemable Preferred Units
17.	Redeemable Preferred Units

As of December 31, 2019, Shift4 Payments, LLC had 430 non-convertible redeemable preferred units (with a stated value at $100,000 per unit) authorized, issued and outstanding with a carrying value and liquidation value of $43.0 million.

The redeemable preferred units earned a preferred dividend, which could be paid in cash or preferred units at a rate of 10.50% per annum, compounded quarterly. Any unpaid accumulated dividends were required to be paid prior to any other membership interest. The principal of the Redeemable Preferred units was payable only after all Common Unit holders were paid in full. The dividend was limited to $5.0 million each calendar year.

Holders of redeemable preferred units were not entitled to vote on any matters of the Company’s affairs and had no preemptive rights. Redeemable preferred units could have been redeemed in cash, in whole or in part, at the option of the Company, at a redemption price equal to the stated value of the unit. In the event of the sale of the Company or qualified public offering (i.e., IPO with aggregate offering prices in excess of $150.0 million), each redeemable preferred unit became mandatorily redeemable at a redemption price equal to the stated value per unit (subject to the prior discharge of and full satisfaction of loans and the First Lien Term Loan Facility and Second Lien Term Loan Facility). As such, the redeemable preferred units were classified in temporary equity as they represented a contingently redeemable security. Redeemable preferred units could not have been transferred at any time, without prior consent of the Company.

During the three months ended June 30, 2019 and 2020, $1.3 million and $0.9 million, respectively, of preferred dividends were accrued and recognized as a reduction of “Members’ Deficit.” During the six months ended June 30, 2019 and 2020, $2.5 million and $2.1 million, respectively, of preferred dividends were accrued and recognized as a reduction of “Members’ Deficit.” Total cumulative accrued but unpaid dividends as of December 31, 2019 were $1.2 million, and were recorded in “Accrued expenses and other current liabilities” on the Consolidated Balance Sheets. Preferred dividends outstanding at the time of the IPO were $3.2 million, of which $0.9 million, representing the amount accrued for the three months ended June 30, 2020, was settled in cash and $2.3 million, representing the amount accrued through March 31, 2020, was converted to LLC Interests in conjunction with the IPO.

In connection with the Reorganization Transactions, the redeemable preferred units were converted into LLC Interests.